UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 29, 2020

Stanley Black & Decker, Inc.

(Exact Name of Registrant as Specified in its Charter)

Connecticut	1-5224	06-0548860
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Stanley Drive, New Britain, Connecticut	06053
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (860) 225-5111

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $2.50 Par Value per Share	SWK	New York Stock Exchange
Corporate Units	SWT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On November 2, 2020, Stanley Black & Decker, Inc. (the “Company”) completed its previously announced underwritten public offering (the “Offering”) of $750,000,000 in aggregate principal amount of the 2.750% Notes due 2050 (the “Notes”). The Notes were offered and sold pursuant to a prospectus, dated October 27, 2020 (the “Base Prospectus”), forming a part of the Company’s shelf registration statement on Form S-3 (Registration No. 333-249689), and a prospectus supplement, dated October 29, 2020. The Company intends to use the net proceeds from the Offering, along with short-term borrowings and cash on hand, to redeem in full its 3.40% Notes due December 2021 and its 2.90% Notes due November 2022. Pending such application of the net proceeds, the Company may temporarily invest the net proceeds in interest-bearing accounts or shorter term interest-bearing debt instruments.

In connection with the Offering, the Company entered into an underwriting agreement, dated October 29, 2020 (the “Underwriting Agreement”), between the Company and Barclays Capital Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein (the “Underwriters”), providing for the issuance and sale by the Company to the Underwriters of the Notes. The Underwriting Agreement includes customary representations, warranties, covenants and closing conditions. It also provides for customary indemnification by each of the Company and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.

The Notes were issued under an indenture, dated as of November 1, 2002 (the “Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A. (the “Trustee”), as successor trustee to JPMorgan Chase Bank, N.A., as supplemented by a ninth supplemental indenture, dated as of November 2, 2020 (the “Ninth Supplemental Indenture”), between the Company and the Trustee, establishing the terms of the Notes (the Base Indenture, as so supplemented, the “Indenture”). The Indenture and the form of the Notes, which is attached as an exhibit to the Ninth Supplemental Indenture, provide, among other things, that the Notes are unsecured obligations of the Company.

The Notes were priced to the public at 99.735% of the principal amount thereof. The Notes will mature on November 15, 2050 and will bear interest from and including November 2, 2020 at a rate of 2.750% per year. The Company will pay interest on the Notes on May 15 and November 15 of each year, commencing on May 15, 2021.

Prior to May 15, 2050, the Company may redeem the Notes, at its option, at any time and from time to time, as a whole or in part, at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed and (ii) a make-whole amount as set forth in the Indenture, plus accrued and unpaid interest on the Notes to be redeemed to, but excluding, the redemption date. Commencing on May 15, 2050, the Company may redeem the Notes, at any time in whole or from time to time in part, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest on the Notes to be redeemed to, but excluding, the redemption date.

Subject to certain limitations, in the event of a change of control repurchase event, the Company will be required to make an offer to purchase the Notes at a price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to, but excluding, the date of repurchase. The Indenture also contains certain limitations on the Company’s ability to incur liens and enter into sale lease-back transactions, as well as customary events of default.

A copy of the Underwriting Agreement is attached hereto as Exhibit 1,1 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of the Base Indenture is incorporated by reference as Exhibit 4.1 to this Current Report on Form 8-K, and a copy of the Ninth Supplemental Indenture is attached as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated by reference herein. The above descriptions of the material terms of the Underwriting Agreement, the Base Indenture, the Ninth Supplemental Indenture and the Notes, as applicable, do not purport to be complete and each is qualified in its entirety by reference to the relevant exhibit.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above with respect to the Notes and the Indenture is hereby incorporated by reference into this Item 2.03 insofar as it relates to the creation of a direct financial obligation.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of October 29, 2020, between Stanley Black & Decker, Inc. and Barclays Capital Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC and Morgan Stanley & Co. LLC.

4.1	Indenture, dated as of November 1, 2002, between Stanley Black & Decker, Inc. and The Bank of New York Mellon Trust Company, N.A., as successor trustee to JPMorgan Chase Bank (incorporated by reference to Exhibit 4(vi) to the Company’s Annual Report on Form 10-K for the year ended December 28, 2002).

4.2	Ninth Supplemental Indenture, dated as of November 2, 2020, between Stanley Black & Decker, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to the 2.750% Notes due 2050.

4.3	Form of Stanley Black & Decker, Inc.’s 2.750% Notes due 2050 (included in Exhibit 4.2 hereto).

5.1	Opinion of Donald J. Riccitelli.

5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

23.1	Consent of Donald J. Riccitelli (included in Exhibit 5.1).

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.2).

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stanley Black & Decker, Inc.

By:	/s/ Janet M. Link
Name:	Janet M. Link
Title:	Senior Vice President, General Counsel and Secretary

Dated: November 2, 2020